Jacob Internet Fund (JAMFX)

Supplement dated August 31, 2020 to
Prospectus dated January 3, 2020

Effective immediately, the following replaces the disclosure titled “Jacob Internet Fund” under the “Distribution Arrangements” section on page 40 of the Funds’ prospectus:

DISTRIBUTION ARRANGEMENTS
Jacob Internet Fund: The Distributor is paid an annual distribution fee of 0.10% of the average daily net assets of the Jacob Internet Fund (the “Distribution Fee”) under the terms of the Fund’s Rule 12b-1 Plan. This fee is used to compensate the Distributor and, at the direction of the Adviser, to pay promotional and advertising expenses related to the distribution of the Jacob Internet Fund’s shares and expenses related to the printing of Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, the fee will be used to compensate financial intermediaries for providing distribution assistance with respect to the sale of Jacob Internet Fund shares. See “Investment Advisory and Other Services” in the Statement of Additional Information.

The Jacob Internet Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Internet Fund Plan”). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Internet Fund Plan permitted by Rule 12b-1. Pursuant to the Internet Fund Plan, the Jacob Internet Fund compensates the Adviser with an annual service fee of 0.25% of the Fund’s average daily net assets for certain expenses and costs including those incurred in connection with providing shareholder servicing and maintaining shareholder accounts. In addition, the Adviser may use the fee to compensate parties with which it has written agreements and whose clients own shares of the Jacob Internet Fund for providing servicing to their clients (“shareholder servicing”). As noted above, the Internet Fund Plan also provides for an annual Distribution Fee of 0.10% used to provide promotional support to the Jacob Internet Fund and to make payments to broker-dealers and other financial institutions whose clients are Fund shareholders. The Board has determined to reduce the fees payable under the Internet Fund Plan (including the Distribution Fee and/or the fee for shareholder servicing) to no more than 0.25% of average daily net assets through at least January 2, 2021. The Distribution Fee is an “asset based sales charge” and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). Because these fees are paid out of the Jacob Internet Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Internet Fund Plan may not be waived for individual shareholders.

Please retain this Supplement with the Prospectus.